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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): SEPTEMBER 19, 20005


                             WILLIAMS SCOTSMAN, INC.
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             (Exact name of Registrant as specified in its Charter)


                                    MARYLAND
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         (State or other jurisdiction of incorporation or organization)


               033-68444                                52-0665775
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                               21236
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  (Address of principal executive offices)                (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)


                                      NONE
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               (Former name, former address and former fiscal year
                        - if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

PURCHASE AGREEMENTS

               On September 20, 2005, Williams Scotsman, Inc. (the "Company" or "we" or "us"), our parent Williams Scotsman International, Inc. ("Williams Scotsman International") and certain subsidiaries of the Company entered into two purchase agreements (the "Purchase Agreements") with certain initial purchasers named therein relating to the issuance and sale of our 8 1/2% Senior Notes due 2015 (the "Senior Notes"). Under the Purchase Agreements, we have agreed to issue and sell an aggregate of $350 million principal amount of the Senior Notes to the initial purchasers. The Purchase Agreements include customary representations, warranties and covenants by the Company. They also provide that the Company will indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the initial purchasers may be required to make because of any of those liabilities. The offering is expected to close on or about September 29, 2005.

               Certain of the initial purchasers have performed investment banking and advisory services for Williams Scotsman International and us from time to time for which they have received customary fees and expenses. The initial purchasers may, from time to time, engage in transactions with and perform services for Williams Scotsman International and us in the ordinary course of their business.


EMPLOYMENT AGREEMENTS WITH MR. GERARD E. HOLTHAUS, MR. JOSEPH F. DONEGAN, MR. ROBERT C. SINGER, MR. WILLIAM C. LEBUHN AND MR. JOHN B. ROSS

               On September 23, 2005, we and Williams Scotsman International entered into employment agreements with each of Messrs. Holthaus, Donegan, Singer, LeBuhn, and Ross, the terms of which are summarized below. The employment agreement with Mr. Singer superseded his existing employment agreement. Mr. Holthaus serves as President and Chief Executive Officer. Mr. Donegan serves as our Executive Vice President--US Field Operations. Mr. Singer serves as Chief Financial Officer. Mr. LeBuhn serves as Senior Vice President and Chief Administrative Officer. Mr. Ross serves as Vice President and General Counsel.

               The term of the employment agreements with each of Messrs. Holthaus, Donegan, Singer, LeBuhn, and Ross commenced on September 23, 2005 and terminate on the fifth anniversary of that date. Messrs. Holthaus, Donegan, Singer, LeBuhn, and Ross will receive a base salary of $486,000, $265,000, $300,000, $181,000 and $132,500, respectively, subject to upward adjustment by Williams Scotsman International's board of directors in its sole discretion, and each of these executive officers is eligible to receive an annual cash bonus through participation in our management incentive plan, as in effect from time to time, and equity awards through Williams Scotsman International's 2005 Omnibus Award Plan. In addition, Mr. Donegan is also eligible to participate in our targeted incentive plan for field management. Each of these


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executive officers will be eligible to participate in our benefit plans, policies and programs. If the employment of any of these executive officers is terminated by Williams Scotsman International or us without "cause" or by the executive officer for "good reason" following a "change in control" (as each term is defined in the applicable employment agreement), as applicable, then:

        o the executive officer will be entitled to receive continued monthly payments of the executive officer's base salary and a management incentive bonus equal to the bonus paid to the executive officer in the year before his year of termination (plus in the case of Mr. Donegan the targeted incentive plan bonus paid to him for such prior year) to be paid ratably for twelve months (eighteen months for each of Messrs. Holthaus and Donegan) following the date of termination. The executive officer will also receive a pro rata portion of the management incentive bonus for the year of his termination to be paid when the management incentive bonuses for such year are paid generally. If section 409A of the Internal Revenue Code applies to the payments, the payments will commence on the six-month anniversary of the date of termination; and

        o the executive officer will be permitted to continue to participate in our health plan and our group term life insurance plan (and we will pay the premium of Mr. Holthaus's long term disability) at our cost, until the executive officer ceases to receive the continued base salary and management incentive bonus payments described above, unless the executive officer becomes eligible for comparable benefits from a subsequent employer, at which time he may continue to participate at the executive officer's cost for the remainder of the federally required period (generally eighteen months following the termination of the executive officer's employment).


               All payments and benefits to be paid or provided to any of these executive officers following a termination of the executive officer's employment by Williams Scotsman International or us without cause or by the executive officer for good reason following a change of control are conditioned upon the executive officer's execution of a general release. Following the termination of employment of any of the executive officers for any reason, the executive officer will be subject to:

        o a post termination non-compete covenant covering the entire United States of America for twelve months (eighteen months for each of Messrs. Holthaus and Donegan) following the date of termination,

        o a twelve month post-termination covenant to not hire or attempt to hire any of our employees, and

        o a twelve month post-termination covenant to not solicit any of our current or potential customers.


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ITEM 5.02(b)   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINT OF PRINCIPAL OFFICERS.

               As previously disclosed, on September 19, 2005 one of our directors, Mr. Brian Kwait, resigned from our board of directors prior to the pricing of the initial public offering of Williams Scotsman International.


ITEM 8.01.     OTHER EVENTS

OFFERING OF SENIOR NOTES

               On September 20, 2005, we issued a press release announcing the pricing of the offering of our Senior Notes. A copy of the release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits

EXHIBIT
NUMBER                                 DESCRIPTION
-------        ---------------------------------------------------------------
 99.1          Press Release issued on September 20, 2005




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 23, 2005


                                       WILLIAMS SCOTSMAN, INC.


                                       By: /s/ Robert C. Singer
                                           ----------------------------------
                                           Name:  Robert C. Singer
                                           Title: Executive Vice President
                                                  and Chief Financial Officer




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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                   DESCRIPTION
-------        ---------------------------------------------------------------
 99.1          Press Release issued on September 20, 2005




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